Exhibit 10.21
FIRST AMENDMENT TO THE
ALH HOLDING INC. 2015 STOCK PURCHASE PLAN
This Amendment (“Amendment”) to the ALH Holding Inc. 2015 Stock Purchase Plan (the “Plan”) is effective as of June 1, 2016.
WHEREAS, ALH Holding Inc. (the “Company”) maintains the Plan; and
WHEREAS, under Section 7 of the Plan, the Plan may be amended by the Compensation Committee (the “Committee”) of the Company’s Board of Directors; and
WHEREAS, the Committee has (A) determined that it is in the best interest of the Company to increase the number of shares of common stock, par value $.01, of the Company (the “Common Stock”) reserved for issuance under Plan by transferring to the Plan some of the shares of Common Stock reserved for issuance under the ALH Holding, Inc. 2015 Stock Option Plan, and (B) adopted a resolution on June I, 2016, authorizing this Amendment, pursuant to which the number of shares reserved for issuance under the Plan will be increased.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.    Shares Reserved for Issuance. The first sentence of Section 5.1 of the Plan is hereby replaced with the following:
“The number of shares of Common Stock available for purchase under the Plan may not exceed 92,058.921 shares.”
2.    Other Provisions. Except as specifically amended hereby, all of the other terms and provisions of the Plan are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms on the date hereof. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Plan.
3.    Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.
4.    Choice of Law. This Amendment will be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.
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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this amendment as of the date first written above.

ALH HOLDING INC.

/s/ Jeffrey E. Thoms
Name:	Jeffrey E. Thoms
Title:	Treasurer and Secretary
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